Exhibit 99.4
Consolidated financial statements
Consolidated balance sheets

	December 31	September 30
($000s US)	2004	2004

	(Unaudited)
Assets
Current assets:
Cash	$8,748	$7,629
Accounts receivable	7,168	9,264
Research tax credits receivable	196	159
Inventories	356	388
Prepaid expenses and deposits	1,923	1,695

	18,391	19,135
Long-term prepaid expenses	69	80
Non-refundable research tax credits	1,458	1,585
Future tax assets	498	750
Property and equipment	1,599	1,646
Intangible assets	6,597	6,863
Goodwill	16,084	16,084

	$44,696	$46,143

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and accrued liabilities	$6,808	$8,931
Balance of sale on acquisitions	1,266	1,266
Income taxes payable	539	1,181
Deferred revenue	5,947	6,621
Current portion of obligations under capital leases	124	129

	14,684	18,128
Long-term deferred revenue	82	103
Obligations under capital leases	147	171
Shareholders’ equity:
Share capital (note 4)	29,850	29,835
Additional paid in capital (note 2)	284	—
Deficit	(3,469)	(5,212)
Cumulative translation adjustment (note 1)	3,118	3,118

	29,783	27,741

	$44,696	$46,143

See accompanying notes to consolidated financial statements.

Consolidated statements of earnings

	For the three
	month period
	ended
	December 31

($000s US, except per share amounts)	2004	2003

	(Unaudited)
Revenues:
Revenues from services	$8,382	$5,126
Revenues from software	3,801	1,675
Other	927	661

	13,110	7,462
Operating expenses (income):
Cost of revenue from services	2,748	1,459
Cost of revenue from software	887	377
Selling, general and administrative	3,799	2,707
Foreign exchange	52	251
Research and development	2,138	1,311
Research tax credits earned	(29)	(121)

	9,595	5,984
Earnings before amortization, financial charges and income taxes	3,515	1,478

Amortization of property and equipment	178	201
Amortization of intangible assets	367	144
Financial and other	12	(106)
Earnings before income taxes	2,958	1,239

Income taxes:
Current	741	351
Future	263	(12)

	1,004	339

Net earnings	$1,954	$900

Earnings per share (note 5):
Basic	$0.06	$0.03
Diluted	$0.06	$0.03

See accompanying notes to consolidated financial statements.

Consolidated statements of deficit

	For the three
	month period
	ended
	December 31

($000s US)	2004	2003

	(Unaudited)
Deficit, beginning of period:
As previously reported	$(5,212)	$(9,047)
Adjustment to reflect change in accounting policy for stock-based compensation (note 2)	(211)	—

Deficit, beginning of period	(5,423)	(9,047)
Net earnings	1,954	900

Deficit, end of period	$(3,469)	$(8,147)

See accompanying notes to consolidated financial statements.

Consolidated statements of cash flows

	For the three
	month period
	ended
	December 31

($000s US)	2004	2003

	(Unaudited)
Cash flows from operating activities:
Net earnings	$1,954	$900
Adjustments for items not involving cash:
Amortization of property and equipment	178	201
Amortization of intangible assets	367	144
Future income taxes	263	(12)
Non-refundable research tax credits	202	—
Stock-based compensation	73	—
Gain on sale of marketable securities	—	(107)
Change in operating assets and liabilities (note 7)	(1,836)	170

	1,201	1,296
Cash flows from financing activities:
Proceeds from issuance of common shares	14	140
Repayment of obligations under capital leases	(33)	(26)

	(19)	114
Cash flows from investing activities:
Purchase of property and equipment	(113)	(101)
Proceeds from sale of marketable securities	—	476

	(113)	375
Effect of foreign exchange rate changes	50	401

Increase in cash	1,119	2,186
Cash, beginning of period	7,629	8,860

Cash, end of period	$8,748	$11,046

Supplemental cash flow information:
Interest paid	$6	$7
Income taxes paid	1,181	—

See accompanying notes to consolidated financial statements.

Notes to consolidated financial statements
December 31, 2004 (in US dollars)
(unaudited)
Speedware Corporation Inc. (the “Company”) is incorporated under the Canada Business Corporations Act. The Company has become a significant and consistently profitable enterprise software company providing solutions and tools through its four operating divisions. ECS and PSI, known collectively as the Enterprise Application Solutions (EAS) segment, provide complete ERP solutions to the building materials and distributions markets respectively. The Company’s Development and Analytics Tools (DAT) segment consists of the Productivity Tools division (previously referred to as Speedware Ltd.) providing customers with application development and business intelligence tools and services, and OpenERP Solutions, developing next generation open source ERP solutions for the small to medium-size manufacturers.
These financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles. The unaudited balance sheet as at December 31, 2004 and the unaudited statements of operations, deficit and cash flows for the periods ended December 31, 2004 and 2003 reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the results of the interim periods presented. The interim financial statements do not include all disclosures required for annual financial statement purposes and should be read in conjunction with the most recent audited annual financial statements as at and for the year ended September 30th, 2004.
1. Change in functional and reporting currency
As a result of a significant portion of its revenues, expenses, assets and liabilities being denominated in US dollars, as well as the majority of its operations being in the US, the Company has adopted the US dollar as its functional and reporting currency effective October 1, 2004, the beginning of fiscal 2005. All opening assets and liabilities have been translated into US dollars using the exchange rate in effect on September 30, 2004. For comparative purposes, historical financial statements have been restated into US dollars as if the Company had adopted the US dollar as its reporting currency for those periods. The change in functional currency for the prior periods has resulted in a currency translation adjustment of $3.1 million as at September 30, 2004, which is reflected in the cumulative translation adjustment account, a separate component of shareholders’ equity.
2. Change in accounting policies
a) Stock-based compensation
In November 2003, the Canadian Institute of Chartered Accountants (CICA) revised Handbook Section 3870, Stock-based Compensation and other Stock-based Payments, with respect to the accounting for stock-based compensation and other stock-based payments. The revised recommendations require that beginning October 1, 2004, the fair value-based method be used to account for all transactions whereby goods and services are received in exchange for stock-based compensation and other stock-based payments. The revised standard no longer permits the use of the settlement method for stock-based employee compensation awards. Under the settlement method, any consideration paid by employees on the exercise of stock options is credited to share capital and no compensation expense is recognized. Under the fair value-

based method, compensation cost is measured at fair value at the date of grant and is expensed over the award’s vesting periods.
Effective October 1, 2004, the Company has adopted this new standard and has retroactively applied the fair value based method to all employee stock option granted on or after July 1, 2002, without restatement of prior periods. The cumulative effect of this change in accounting policy of $211,298 has been recorded as an increase to opening deficit and additional paid-in capital.
3. Credit facilities
The Company has a demand operating facility for up to CA$1.5 million based on qualifying accounts receivable and bears interest at a rate of Canadian prime plus 1.5%. The facility is secured by a general security agreement granting the lender a first charge on the major assets and undertakings of the Company, not including ECS. The Company had no amounts outstanding under this credit facility as at December 31, 2004 [nil at September 30, 2004].
ECS has a demand operating facility for up to $3 million based on qualifying accounts receivable and bears interest at a rate that is the greater of 5.50% or US prime plus 1.50%. The facility is secured by a general security agreement granting the lender first charge on the assets of ECS and is fully guaranteed by the Company. ECS had no amounts outstanding under this credit facility as at December 31, 2004 [nil at September 30, 2004].
PSI has a demand operating facility for up to $2 million based on qualifying accounts receivable and bears interest at a rate of US prime plus 2.25%. The facility is secured by a general security agreement granting the lender a first charge on the assets of PSI. PSI had no amounts outstanding under this credit facility as at December 31, 2004 [nil at September 30, 2004].
4. Share capital
a) Authorized
An unlimited number of voting common shares.
An unlimited number of non-voting preferred shares issuable in series.
b) Issued and outstanding

	As at December 31	As at September 30
($000s)	2004	2004

30,637,383 common shares [2004—30,615,383 shares]	$29,850	$29,835

During the period, the Company issued 22,000 common shares pursuant to the exercise of options for a cash consideration of $14,132.
c) Employee stock option plan
The Company has a stock option plan under which options may be granted to certain directors, officers, employees and service providers to purchase up to 3,673,675 common shares, increased from 1,773,675 common shares, of the Company at a price fixed by the administrator of the plan, but which is not less than the current market price of the Company’s shares at the time the option is granted. In general, options vest over a three-year period from the date of grant and expire five years after the date of grant. The maximum number of shares available for issuance to any one individual is to be no more than 5% of the issued and outstanding shares of the Company. Option agreements under the plan, which must be approved by the Board of Directors, include non-competition and confidentiality provisions in favor of the Company.
Changes in outstanding options for the period are as follows:

		Weighted average

Options outstanding, October 1, 2004	1,856,168	$1.61
Granted	—	—
Exercised	(22,000)	0.65
Cancelled or expired	—	—

Options outstanding, December 31, 2004	1,834,168	$1.61

Options exercisable, December 31, 2004	684,495	$0.91

		Weighted average
	Number	remaining life,	Number
Exercise price	outstanding	in years	exercisable

$0.50	400,000	2.10	400,000
0.65	18,667	1.12	18,667
0.87	24,667	0.31	24,667
1.13	43,334	0.90	43,334
1.56	380,000	3.35	110,834
1.83	293,500	3.79	45,826
2.00	153,000	3.58	39,834
2.37	396,000	4.71	—
2.45	125,000	4.56	—

	1,386,168	3.42	684,495

5. Earnings per share
a) Basic and diluted earnings per share
The reconciliation between basic and diluted earnings per share is as follows:

	For the three month period ended
	December 31

	2004	2003

Basic:
Basic weighted average number of common shares outstanding	30,637,383	30,075,135

Basic earnings per share	$0.06	$0.03

Diluted:
Basic weighted average number of common shares outstanding	30,637,383	30,075,135
Impact of stock options and warrants	2,687,128	2,349,569

Diluted common shares	33,324,511	32,424,704

Diluted earnings per share	$0.06	$0.03

b) Stock-based compensation
During the three-month period ended December 31, 2004, the Company recorded total stock-based compensation expense of $72,779 related to stock options granted after July 1, 2002, in accordance with the change in accounting policy described in note 2.
The fair value of these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions:

	For the three month
	period ended December 31

	2004	2003

Risk free interest rate	4.13%	4.71%
Expected volatility	41.98%	51.11%
Expected life in years	3.93	3.83
Expected dividend yield	nil	nil

Dividend yield was excluded from the calculation since it is the present policy of the Company to retain all earnings to finance operations.

Had the fair value method been used to account for stock-based compensation expense for the three-month period ended December 31, 2003, net earnings and earnings per share would have been:

For the three month period ended
December 31
($000s)	2003

Reported net earnings	$900
Pro forma adjustments to compensation expense	(33)

Pro forma net earnings	$867

Pro forma earnings per share
Basic	$0.03
Diluted	$0.03

The following table summarizes the weighted average grant-date fair value per share of options granted during the three month periods ended December 31, 2004 and 2003, for which the exercise price per option is equal to or less than the market price per share:

For the three month period ended
December 31

	2004	2003

Number of options	—	—
Weighted average grant-date fair value per share	$—	$—

6. Segmented information
a) Business segments
The Company has three reportable segments: Enterprise Application Solutions (EAS), Speedware Development and Analytics Tools (DAT) and Corporate. The EAS segment offers complete enterprise resource planning solutions specifically targeted to the building materials market. The DAT segment offers industry-specific business intelligence solutions, application development technology and HP e3000 migration solutions. The Corporate segment is responsible for the Company’s financial and corporate direction, and also includes general expenses which cannot be directly attributed to a specific segment.

Financial information relating to each business segment is as follows:

	For the three month period ended
			December 31, 2004

($000s)	EAS	DAT	Corporate	Total

Revenues	$10,366	$2,744	$—	$13,110
Interest revenue	5	16	—	21
Interest expense	5	1	—	6
Other income	—	—	—	—
Amortization of property and equipment	134	44	—	178
Amortization of intangible assets	225	142	—	367
Net earnings (loss)	1,925	524	(495)	1,954
Capital expenditures	97	16	—	113
Total assets	35,399	9,201	96	44,696

	For the three month period ended
			December 31, 2003

($000s)	EAS	DAT	Corporate	Total

Revenues	$5,545	$1,917	$—	$7,462
Interest revenue	—	18	—	18
Interest expense	2	5	—	7
Other income	—	—	107	107
Amortization of property and equipment	150	51	—	201
Amortization of intangible assets	133	11	—	144
Net earnings (loss)	737	357	(194)	900
Capital expenditures	43	58	—	101
Total assets (as at Sept 30, 2004)	34,116	11,999	28	46,143

b) Geographic information

For the three month period ended
December 31

($000s)		2004	2003

Revenues:
	Canada	$360	$381
	United States	12,380	6,584
	Europe	294	411
	Other	76	86

		$13,110	$7,462

		As at December 31	As at September 30
($000s)		2004	2004

Property, equipment, goodwill and intangible assets:
	Canada	$440	$723
	United States	23,840	23,870
	Europe	—	—
		$24,280	$24,593

7. Supplemental information
a) Change in operating assets and liabilities

For the three month period ended
December 31

($000s)	2004	2003

Accounts receivable	$2,201	$(261)
Research tax credits receivable	(29)	(38)
Inventories	32	(12)
Prepaid expenses	(216)	1
Long-term prepaid expenses	11	71
Accounts payable and accrued liabilities	(2,319)	475
Income taxes payable	(642)	—
Deferred revenue	(852)	43
Long-term deferred revenue	(22)	(62)
Long-term accrued liabilities	—	(47)

	$(1,836)	$170

8. Subsequent event
Under the terms of an agreement signed January 24, 2005, a subsidiary of Activant Solutions Inc. (Activant), a Texas-based ERP solutions provider, will, subject to certain conditions, make a tender offer to purchase all of the issued and outstanding common shares of the Company, including all common shares issuable upon exercise of currently outstanding options and warrants, for CA$3.91 per share in cash. The offer, which is subject to customary closing conditions, including the tendering of at least 66 2/3% of the common shares outstanding on a fully diluted basis, is expected to close by March 31, 2005.
Under the terms of the agreement, the Company is required to deliver financial statements to Activant reconciling the Company’s financial statements to accounting principles generally accepted in the United States. The reconciliation is as follows: The consolidated financial statements of the Company are expressed in Canadian dollars and are prepared in accordance with Canadian generally accepted accounting principles (GAAP), which conform, in all material respects, with those generally accepted in the United States except as described below:
Consolidated statements of earnings:

For the three month period ended
December 31

($000s)	2004	2003

Net earnings in accordance with Canadian GAAP	$1,954	$900
Adjustments for:
Stock-based compensation, settlement method(a)	—	(205)
Stock-based compensation, fair value method(b)	73	—

Net earnings in accordance with US GAAP	$2,027	$695
Earnings per share—US GAAP
Basic	$0.07	$0.02
Diluted	$0.06	$0.02

Consolidated statements of comprehensive income:

For the three month period ended
December 31

($000s)	2004	2003

Net earnings in accordance with US GAAP	$2,027	$695
Adjustments for:
Cumulative translation adjustments(c)	—	—
Unrealized loss on available for sale securities(d)	—	9

Comprehensive income in accordance with US GAAP	$2,027	$704

Consolidated statements of shareholders’ equity:

For the three month period ended
December 31

($000s)	2004	2003

Shareholders’ equity in accordance with Canadian GAAP	$29,783	$27,741
Adjustments for:
Stock-based compensation, settlement method(a)	—	—
Stock-based compensation, fair value method(b)	—	—

Shareholders’ equity in accordance with US GAAP	$29,783	$27,741

(a) Stock-based compensation, settlement method:
Prior to October 1, 2004, the Company used the settlement method to account for stock-based compensation as permitted by Canadian GAAP. Under this method, no compensation expense is recorded when stock options are granted to employees. Under US GAAP, as prescribed by APB Opinion No. 25, the intrinsic value based method may be used. Under this method, no compensation expense is recorded as long as the exercise price was not less than market price on the date of grant. However, the Company repriced certain outstanding stock options during fiscal 2001. Under US GAAP, these options would have to be accounted for as variable from the date of the change to the date they are exercised, cancelled or expire.
The change in net earnings for the compensation expense each year results in a credit to additional paid-in capital. Consequently, these adjustments offset one another in the reconciliation of shareholders’ equity.
(b) Stock-based compensation, fair value method:
Effective to October 1, 2004, the Company uses the fair value-based method to account for all transactions whereby goods and services are received in exchange for stock-based compensation and other stock-based payments. Under this method, compensation cost is measured at fair value at the date of grant and is expensed over the award’s vesting periods. Under US GAAP, as prescribed by APB Opinion No. 25, the intrinsic value based method may be used. Under this method, no compensation expense is recorded as long as the exercise price was not less than market price on the date of grant.
The adjustment to opening deficit to recognize the cumulative effect of this change in accounting policies resulted in a credit to additional paid-in capital. These adjustments offset one another in the reconciliation of shareholders’ equity. Similarly, the change in net earnings for the compensation expense each year results in a credit to additional paid-in capital and these adjustments also offset one another in the reconciliation of shareholders’ equity.
(c) Foreign currency translation adjustments:
Comprehensive income consists of net earnings and all other changes in shareholders’ equity that do not result from transactions with shareholders. Although the balance sheet includes a cumulative translation account, this results from the restatement of prior periods’ financial statements as a result of the change in reporting currency described in note 2. As this amount does not result from the process of translating the financial statements of foreign subsidiaries, it is not included as a reconciling item.
(d) Available for sale securities:
Under Canadian GAAP, marketable securities are accounted for at the lower of cost and market. Under US GAAP, these securities are classified as “available for sale” and are carried at market value with unrealized gains or losses reflected as a separate component of shareholders’ equity and included in comprehensive income.
9. Comparative figures
Certain of the comparative figures from the prior year have been reclassified to conform to the presentation adopted in the current year.